SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

May 31, 2007

NATURAL NUTRITION, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	02-27569	65-0847995
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

109 North Post Oak Lane, Suite 422, Houston, Texas	77024
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(713) 621-2737

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 31, 2007, Natural Nutrition, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “2007 SPA”) pursuant to which the Company sold to the Holder (as such term is defined in the 2007 SPA) a secured convertible note and a warrant to acquire shares of the Company’s common stock as is more fully described in the Company’s Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on June 6, 2007. On May 31, 2007, in connection with the 2007 SPA, the Company also amended and restated that certain Secured Convertible Debenture (the “A&R Debenture”) originally issued by the Company to the Holder on September 9, 2005 solely to extend the maturity date of such original debenture from September 9, 2008 to June 1, 2012. A copy of the original debenture was filed as Exhibit 99.4 to the Company’s Current Report on Form 8-K as filed with the SEC on September 13, 2006 and a copy of the A&R Debenture is attached hereto as Exhibit 10.1.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 28, 2007, the Chief Financial Officer of Natural Nutrition, Inc. (the “Company”), with the approval of the Board of Directors of the Company, concluded that the consolidated financial statements for the period ended March 31, 2006 included in the March 31, 2007 Form 10-QSB filed on May 14, 2007 should no longer be relied on.

The Company adopted FSP EITF 00-19-2 on January 1, 2007 and incorrectly applied the new method of accounting for registration payment arrangements retrospectively. The new method of accounting for registration payment arrangements should have been accounted for prospectively. This resulted in an incorrect presentation of the consolidated financial statements for the three (3) months ended March 31, 2006.

The Company discussed the matters disclosed in this filing with the Company’s independent accountant. The Company will revise the consolidated financial statements by filing an amendment to the March 31, 2007 Quarterly Report on Form 10-QSB. The Company’s current financial statements for the period ended June 30, 2007 properly reflects accounting for registration payment arrangements prospectively.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibit No. Description:

Exhibit	Description	Location

10.1	Amended and Restated Secured Convertible Debenture, dated May 31, 2007, issued by Natural Nutrition, Inc. to Cornell Capital Partners, L.P. (n/k/a YA Global Investments, L.P.)	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2007	NATURAL NUTRITION, INC.

	By:	/s/ W. Chris Mathers
	Name:	W. Chris Mathers
	Title:	Chief Financial Officer